--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                               November 30, 1999

Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                             /s/ Ralph L. Schlosstein
--------------------                             ------------------------
Laurence D. Fink                                 Ralph L. Schlosstein
Chairman                                         President

                                                               November 30, 1999

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the fiscal year ended October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the past twelve months:

                           -----------------------------------------------------
                            10/31/99   10/31/98    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $11.4375    $13.25     (13.68)%   $13.375   $11.1875
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $13.64      $15.01      (9.13)%   $15.01    $13.42
--------------------------------------------------------------------------------
10-YEAR U.S. TREASURY NOTE    6.02%       4.61%     30.59%      6.24%     4.52%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Mortgage security performance outpaced the broader domestic fixed income markets during the period, as the LEHMAN BROTHERS MORTGAGE INDEX posted a 3.00% total return versus the LEHMAN BROTHERS AGGREGATE INDEX's 0.53%. Factors contributing to the strong relative performance of mortgages were higher interest rates, which helped to alleviate prepayment fears, and a decrease in new issuance that provided a favorable technical environment. Despite an anticipated record level of new issuance in 1999 and concern that economic momentum may recede at year-end, investment grade corporate bonds outperformed U.S. Treasuries and the broader investment grade market during the period. Corporate profits improved during the period, as did the ratio of ratings upgrades to downgrades. However, BlackRock maintains a cautious view of the corporate market, as the long-term upgrade/downgrade trend remains negative, and higher commodity prices could squeeze corporate profits going forward. For the period, the LEHMAN CORPORATE INDEX returned 0.68% versus a return of -0.82% for the MERRILL LYNCH U.S. TREASURY MASTER INDEX and 0.53% for THE LEHMAN BROTHERS AGGREGATE INDEX.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1998 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                   OCTOBER 31, 1999  OCTOBER 31, 1998
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         21%               20%
--------------------------------------------------------------------------------
Corporate Bonds                                      18%               18%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities             15%               15%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                14%               16%
--------------------------------------------------------------------------------
U.S. Gov't Securities                                10%               5%
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                      9%                14%
--------------------------------------------------------------------------------
Municipal Bonds                                      5%                5%
--------------------------------------------------------------------------------
Asset Backed Securities                              4%                4%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities            3%                3%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs     1%                --
--------------------------------------------------------------------------------

     The Trust maintained its focus on achieving its dual objectives of returning its initial offering price of $15 upon termination and paying a monthly dividend consistent with the December 31, 2009 termination date. Accordingly, the Trust maintained its allocation to investment grade corporate bonds, commercial mortgage-backed securities and structured CMOs, all of which offer "bullet" maturity dates that match the termination date of the Trust and yields above comparable maturity Treasury securities. As interest rates rose, the Trust's U.S. Treasury allocation was modestly increased as selected mortgage exposure was pared. Additionally, the credits of all Trust portfolio holdings continued to be actively monitored as part of BlackRock's diligent credit review process.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely yours,



/s/ Robert S. Kapito                        /s/ Michael P. Lustig
------------------------------------        ------------------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                    BCT
--------------------------------------------------------------------------------
Initial Offering Date:                                           June 17, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/99:                                 $11.4375
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/99:                                     $13.64
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/99 ($11.4375)1:              7.21%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                            $ 0.06875
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                         $ 0.82500
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--138.6%
                   MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--44.3%
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage Participation
                     Certificates,
         $ 2,293     Series 1353, Class 1353-S,
                       8/15/07, (ARM) .........................    $    217,069
             242++   Series 1506, Class 1506-S,
                       5/15/08, (ARM) .........................         250,964
           2,168++   Series 1510, Class 1510-G,
                       5/15/13 ................................       2,140,813
             400     Series 1534, Class 1534-IG,
                       2/15/10 ................................         345,672
             558     Series 1580, Class 1580-SD,
                       9/15/08 ................................         534,544
             600     Series 1601, Class 1601-SD,
                       10/15/08 ...............................         609,186
           1,025++   Series 1626, Class 1626-SA,
                       12/15/08, (ARM) ........................         738,994
             236     Series 1637, Class 1637-LE,
                       12/15/23, (ARM) ........................         191,786
             500     Series 1688, Class 1688-S,
                       12/15/13, (ARM) ........................         456,715
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
             694++   Trust 1992-43, Class 43-E,
                       4/25/22 ................................         698,504
              50     Trust 1992-174, Class 174-S,
                       9/25/22, (ARM) .........................         111,126
             858     Trust 1992-190, Class 190-S,
                       11/25/07, (ARM) ........................         776,882
           1,000++   Trust 1993-49, Class 49-H,
                       4/25/13 ................................         982,030
           3,053+    Trust 1993-79, Class 79-PK,
                       4/25/22 ................................       2,962,676
           2,646+    Trust 1993-87, Class 87-J,
                       4/25/22 ................................       2,417,015
           1,000     Trust 1993-156, Class 156-SE,
                       10/25/19, (ARM) ........................         959,310
             589     Trust 1993-191, Class 191-SD,
                       10/25/08, (ARM) ........................         512,912
             593++   Trust 1993-202, Class 202-VB,
                       11/25/23, (ARM) ........................         523,036
             692++   Trust 1993-214, Class 214-SK,
                       12/25/08 ...............................         677,366
           $ 500++   Trust 1994-13, Class 13-SJ,
                       2/25/09 ...............................     $    503,285
             126     Trust 1994-37, Class 37-SC,
                       3/25/24, (ARM) .........................         123,508
           1,500++   Trust 1996-20, Class 20-SB,
                       10/25/08, (ARM) ........................         397,031
 A-          750   PaineWebber Mortgage Acceptance
                     Corp. IV, Series 1995-M1, Class D,
                       7.30%, 1/15/07** .......................         742,988
                                                                   ------------
                                                                     17,873,412
                                                                   ------------

                   INTEREST ONLY MORTGAGE-BACKED
                   SECURITIES--21.0%
AAA       14,094   CS First Boston Mortgage
                     Securities Corp.,
                     Series 1997-C1, Class AX,
                       4/20/22** ..............................       1,235,513
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage Participation
                     Certificates,
             977     Series 65, Class 65-I,
                       8/15/20 ................................         230,067
             404     Series 141, Class 141-H,
                       5/15/21 ................................         110,383
           2,550     Series 1645, Class 1645-IB,
                       9/15/08 ................................         425,059
           2,085     Series 1900, Class 1900-SV,
                       8/15/08 ................................         273,211
          22,284     Series 1995, Class 1995-SB,
                       10/15/27 ...............................          29,638
           1,038     Series 2061, Class 2061-JR,
                       9/20/22 ................................         187,619
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
           4,000     Trust 1993-138, Class 138-JK,
                       5/25/19 ................................         421,320
          12,000     Trust 1993-191, Class 191-S,
                       10/25/07, (ARM) ........................          84,372
          11,024     Trust 1993-208, Class 208-S,
                       2/25/23 ................................         358,290
           2,489     Trust 1993-223, Class 223-PT,
                       10/25/23 ...............................         318,923
           1,332     Trust 1994-39, Class 39-PE,
                       1/25/23 ................................         144,892
           2,513     Trust 1994-42, Class 42-SO,
                       3/25/23 ................................         283,433

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates, (cont'd)
         $ 1,580     Trust 1996-20, Class 20-SL,
                       9/25/08 ................................    $    391,335
           1,250     Trust 1997-50, Class 50-HK,
                       8/25/27 ................................         388,648
          48,583     Trust 1997-81, Class 81-SD,
                       12/18/27 ...............................          68,089
           1,500++   Trust 1997-90, Class 90-M,
                       1/25/28 ................................         480,120
              31     Trust G-21, Class 21-L,
                       7/25/21 ................................          77,343
             119     Trust G93-25, Class 25-J,
                       12/25/19 ...............................         332,055
AAA       19,672++ First Union-Lehman Brothers--
                     Bank of America,
                     Series 1998-C2, Class IO,
                       5/18/28 ................................         727,459
AAA       22,731   GMAC Commercial Mortgage
                     Securities Inc., Series 1998-C2,
                       Class X, 8/15/23 .......................         891,894
                   Government National Mortgage
                     Association,
             984     Trust 1998-24, Class 24-IB,
                       5/20/23 ................................         221,442
           9,637     Trust 1999-27, Class 27-SD,
                       6/17/09 ................................         361,393
AAA        5,873   Merrill Lynch Mortgage Investors, Inc.,
                     Series 1997-C2, Class  IO,
                       12/10/29 ...............................         389,423
NR           156   Salomon Brothers Mortgage
                     Securities Inc. VI,
                     Series 1987-3, Class B,
                       10/23/17 ...............................          39,022
                                                                    -----------
                                                                      8,470,943
                                                                    -----------
                   PRINCIPAL ONLY MORTGAGE-BACKED
                   SECURITIES--3.8%
             205   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage Participation
                     Certificates,
                     Series 1700, Class 1700-GA,
                       2/15/24 ................................         154,103
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
           1,341     Trust 1994-46, Class 46-D,
                       11/25/23 ...............................       1,028,359
              66     Trust 1997-85, Class 85-LE,
                       10/25/23 ...............................          54,826
AAA          224   PaineWebber Mortgage
                     Acceptance Corp.  IV,
                     Series 1993-5, Class A-14,
                       6/25/08 ................................         178,082
NR        $  156   Salomon Brothers Mortgage
                     Securities Inc. VI,
                     Series 1987-3, Class A,
                       10/23/17 ...............................    $    129,666
                                                                    -----------
                                                                      1,545,036
                                                                    -----------
                   COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--18.3%
AAA          462   Citicorp Mortgage Securities, Inc.,
                     Series 1993-14, Class A-4,
                       3.623%, 11/25/23, (ARM) ................         292,968
Aaa          500   Deutsche Mortgage and Asset
                     Receiving Corp.,
                     Series 1998-C1, Class A-2,
                       6.538%, 2/15/08 ........................         471,931
BBB          500   DLJ Mortgage Acceptance Corp.,
                     Series 1997-CF1,
                       7.91%, 4/15/07** .......................         467,605
Aa1          750   FDIC REMIC Trust, Mortgage
                     Pass-Through Certificates,
                     Series 1994-C1, Class 11-F,
                       8.70%, 9/25/25 .........................         774,618
Aaa          500   GS Mortgage Securities Corp.,
                     Series 1996-PL, Class A-2,
                       7.41%, 2/15/27 .........................         495,491
                   Merrill Lynch Mortgage Investors, Inc.,
BBB          500     Series 1995-C1, Class D,
                       7.986%, 5/25/15 ........................         484,898
BBB          500     Series 1996-C1, Class D,
                       7.42%, 4/25/28 .........................         478,959
AAA          290   Morgan Stanley Capital 1 Inc.,
                     Series 1996-WF1, Class A-3,
                       7.39%, 8/15/06** .......................         291,989
AAA          445   Mortgage Capital Funding Inc.,
                     Series 1998-MC3, Class A-1,
                       6.00%, 11/18/31 ........................         423,430
AAA          750   New York City Mortgage Loan Trust,
                     Multifamily Mortgage
                     Pass-Through,
                     Class A-2,
                       6.75%, 6/25/11** .......................         712,148
BBB+         600   Nomura Asset Capital Corp.,
                     Series 1993-M1, Class A-3,
                       7.64%, 11/25/03** ......................         596,521
AAA        1,000   Prudential Securities Secured
                     Financing Corp.,
                     Series 1998-C1, Class A1-B,
                       6.506%, 7/15/08 ........................         947,230
A            454   Resolution Trust Corp.,
                     Series 1994-C2, Class D,
                       8.00%, 4/25/25 .........................         449,521
AAA          500   Structured Asset Securities Corp.,
                     Series 1996-CFL, Class B,
                       6.303%, 2/25/28 ........................         496,719
                                                                    -----------
                                                                      7,384,028
                                                                    -----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                   CORPORATE BONDS--24.5%
                   FINANCE & BANKING--9.1%
A3        $  500   Amsouth Bancorporation,
                     6.75%, 11/01/25 ..........................    $    485,880
A+           600   Equitable Life Assured Society,
                     6.95%, 12/01/05** ........................         587,357
A            400   Lehman Brothers Holding Inc.,
                     Series A, 6.75%, 9/24/01 .................         397,721
A+           500   Metropolitan Life Insurance Co.,
                     6.30%, 11/01/03** ........................         481,430
Aa3        1,000   Morgan Stanley Group, Inc.,
                     10.00%, 6/15/08 ..........................       1,169,360
A-           500   PaineWebber Group, Inc.,
                     8.875%, 3/15/05 ..........................         527,777
                                                                    -----------
                                                                      3,649,525
                                                                    -----------
                   INDUSTRIALS--8.3%
A2           100   American Airlines, Inc., Secured
                    Equipment Trust, Series 1990-M,
                     10.44%, 3/04/07 ..........................         113,658
A1         1,000   Dow Capital BV,
                     9.20%, 6/01/10 ...........................       1,121,480
A+           500   Ralcorp Holdings, Inc.,
                     8.75%, 9/15/04 ...........................         537,170
A-           500   Ralston Purina Co.,
                     9.25%, 10/15/09 ..........................         556,335
BBB-         500   Seagram Joseph E. & Sons, Inc.,
                     7.00%, 4/15/08 ...........................         481,110
AA-          500   Tele-Communications, Inc.,
                     8.25%, 1/15/03 ...........................         520,225
                                                                    -----------
                                                                      3,329,978
                                                                    -----------
                   UTILITIES--2.6%
A            500   360 Communications Co.,
                     7.50%, 3/01/06 ...........................         504,055
Baa2         500   Ohio Edison Co.,
                     8.625%, 9/15/03 ..........................         525,390
                                                                    -----------
                                                                      1,029,445
                                                                    -----------
                   YANKEE--4.5%
BBB-         500   Empresa Electric Guacolda SA,
                     7.95%, 4/30/03** .........................         475,000
BBB+         170   Empresa Electric Pehuenche,
                     7.30%, 5/01/03 ...........................         165,123
A-           500   Israel Electric Corp. Ltd.,
                     7.25%, 12/15/06** ........................         483,290
Baa2       1,000   Petrozuata Finance Inc.,
                     Series A, 7.63%, 4/01/09** ...............         708,200
                                                                    -----------
                                                                      1,831,613
                                                                    -----------
                                                                      9,840,561
                                                                    -----------
                   ASSET-BACKED SECURITIES--5.0%
AAA      $ 1,230   Chase Credit Card Master Trust,
                     Series 1997-5, Class A,
                       6.194%, 8/15/05 ........................    $  1,215,194
A            253   Global Rated Eligible Asset Trust,
                     Series 1998-A, Class A-1,
                       7.33%, 9/15/07**/@ .....................          75,834
AA           459   Pegasus Aviation Lease Securitization,
                     Series 1999-1, Class A-1,
                       6.30%, 3/25/29** .......................         444,710
                   Structured Mortgage Asset
                     ResidentialTrust,
A            612     Series 1997-2,
                       8.24%, 3/15/06**/@ .....................         134,549
A            674     Series 1997-3,
                       8.57%, 4/15/06**/@ .....................         148,382
                                                                    -----------
                                                                      2,018,669
                                                                    -----------
                   U.S GOVERNMENT AND AGENCY
                   SECURITIES--14.1%
             625   Small Business Administration
                     Participation Certificate,
                     Series 1998-10, Class 10-A,
                       6.12%, 2/01/08 .........................         588,769
                   U.S. Treasury Notes,
           1,200++     4.75%, 11/15/08 ........................       1,086,000
           2,710++     5.50%, 5/15/09 .........................       2,599,486
           1,030+      6.00%, 8/15/09 .........................       1,028,548
             385       6.625%, 5/15/07 ........................         395,045
                                                                    -----------
                                                                      5,697,848
                                                                    -----------
                   TAXABLE MUNICIPAL BONDS--7.6%
AA-          500   Fresno California Pension
                     Obligation,
                     Series 1994, 7.80%, 6/01/14 ..............         503,660
AAA          500   Kern County California Pension
                     Obligation,
                       6.98%, 8/15/09 .........................         494,425
                   Los Angeles County California
                     Pension Obligation,
AAA        1,000     Series A, 8.62%, 6/30/06 .................       1,084,750
AAA          500     Series D, 6.97%, 6/30/08 .................         496,430
AAA          500   Orleans Parish Louisiana
                     School Board,
                     Series A, 6.60%, 2/01/08 .................         485,110
                                                                    -----------
                                                                      3,064,375
                                                                    -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                   OPTIONS PURCHASED--0.0%
                   CALL OPTIONS PURCHASED
                   Interest Rate Swap,
         $ 5,000     5.60% over 3-month LIBOR
                       expires 8/07/00 ........................    $      9,297
                                                                   ------------
                   Total investments--138.6%
                     (cost $57,154,636) .......................      55,904,169
                   Liabilities in excess of other
                     assets--(38.6)% ..........................     (15,559,616)
                                                                   ------------
                   NET ASSETS--100%........................        $ 40,344,553
                                                                   ============

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Private placements restricted as to resale.
+ Partial principal amount pledged as collateral for reverse repurchase agreements.
++ Entire  principal  amount  pledged  as  collateral  for  reverse   repurchase
   agreements.
@  Illiquid securities representing 0.64% of portfolio assets.

--------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:

                   ARM   - Adjustable Rate Mortgage.
                   LIBOR - London InterBank Offer Rate.
                   REMIC - Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $57,154,636) (Note 1) ...............................      $ 55,904,169)
Cash ........................................................            47,333
Interest receivable .........................................           786,751
Interest rate cap, at value
  (amortized cost $74,244) (Notes 1 & 3) ....................            59,015
                                                                   ------------
                                                                     56,797,268
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ......................        16,303,950
Interest payable ............................................            46,969
Investment advisory fee payable (Note 2) ....................            18,745
Administration fee payable (Note 2) .........................             5,112
Other accrued expenses ......................................            77,939
                                                                   ------------
                                                                     16,452,715
                                                                   ------------
NET ASSETS ..................................................      $ 40,344,553
                                                                   ============
Net assets were comprised of:
  Common stock:
    Par value (Note 5) ......................................      $     29,571
    Paid-in capital in excess of par ........................        40,614,255
                                                                   ------------
                                                                     40,643,826
                                                                   ------------
  Undistributed net investment income .......................         2,044,948
  Accumulated net realized loss .............................        (1,078,525)
  Net unrealized depreciation ...............................        (1,265,696)
                                                                   ------------
  Net assets, October 31, 1999 ..............................      $ 40,344,553
                                                                   ============
Net asset value per share:
  ($40,344,553 / 2,957,093 shares of
  common stock issued and outstanding) ......................      $      13.64)
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
  $2,121,295 and interest expense of
  $962,152) .................................................      $  3,257,037
                                                                   ------------
Operating Expenses
  Investment advisory .......................................           231,176
  Administration ............................................            63,048
  Reports to shareholders ...................................            28,000
  Custodian .................................................            17,000
  Directors .................................................            14,000
  Transfer agent ............................................            11,000
  Audit .....................................................             7,000
  Legal .....................................................             7,000
  Miscellaneous .............................................            55,224
                                                                   ------------
  Total operating expenses ..................................           433,448
                                                                   ------------
Net investment income before excise tax .....................         2,823,589
Excise tax ..................................................            66,603
                                                                   ------------
Net investment income .......................................         2,756,986
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ...............................................          (387,717)
  Futures ...................................................          (267,854)
  Swaps .....................................................           (20,283)
  Short sales ...............................................           854,219
  Written options ...........................................           130,250
                                                                        308,615
Net change in unrealized
  appreciation (depreciation) on:
  Investments ...............................................        (4,932,815)
  Interest rate cap .........................................            66,562
  Futures ...................................................            26,542
  Swaps .....................................................            (7,443)
  Short sales ...............................................             3,112
  Written options ...........................................           241,437
                                                                   ------------
                                                                     (4,602,605)
                                                                   ------------
Net loss on investments .....................................        (4,293,990)
                                                                   ------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...................................      $ (1,537,004)
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN
NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net decrease in net assets resulting from
  operations ................................................      $ (1,537,004)
                                                                   ------------
Decrease in investments .....................................         3,281,713
Net realized gain ...........................................          (308,615)
Decrease in unrealized appreciation .........................         4,602,605
Decrease in interest rate cap ...............................            32,222
Increase in interest receivable .............................           (32,339)
Decrease due to broker-variation margin .....................             1,700
Decrease in other assets ....................................             6,197
Decrease in interest payable ................................          (146,195)
Increase in accrued expenses and other
  liabilities ...............................................            31,511
                                                                   ------------
  Total adjustments .........................................         7,468,799
                                                                   ------------
Net cash flows provided by operating activities .............      $  5,931,795
                                                                   ============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating  activities ............      $  5,931,795)
                                                                   ------------
Cash flows used
for financing activities:
  Decrease in reverse repurchase agreements .................        (3,466,136)
  Cash dividends paid .......................................        (2,513,313)
                                                                   ------------
Net cash flows used for financing activities ................        (5,979,449)
                                                                   ------------
 Net decrease in cash .......................................           (47,654)
 Cash at beginning of year ..................................            94,987
                                                                   ------------
 Cash at end of year ........................................      $     47,333
                                                                   ============


--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                  -----------------------------
                                                      1999              1998
                                                  -----------       -----------

INCREASE (DECREASE) IN ~NET ASSETS
Operations:
  Net investment income ....................      $ 2,756,986)      $ 3,533,934)
  Net realized gain
    on investments .........................          308,615           498,937
  Net change in unrealized
    appreciation (depreciation) ............       (4,602,605)          212,726
                                                  -----------       -----------
  Net increase (decrease) in net
    assets resulting from
    operations .............................       (1,537,004)        4,245,597
  Dividends from
    net investment income ..................       (2,513,313)       (2,661,192)
                                                  -----------       -----------
  Total increase (decrease) ................       (4,050,317)        1,584,405

NET ASSETS
Beginning of year ..........................       44,394,870        42,810,465
                                                  -----------       -----------
End of year ................................      $40,344,553       $44,394,870
                                                  ===========       ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                              1999            1998           1997           1996            1995
                                                              ----            ----            ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ......................   $ 15.01)        $ 14.48         $ 13.46        $ 13.40        $ 11.94
                                                            ------          ------          ------         ------         ------
  Net investment income (net of interest expense of
  $0.33, $0.36, $0.36, $0.35, and $0.68)                        .93            1.20            1.10           1.00            .85
  Net realized and unrealized gain (loss) on investments.     (1.45)            .23             .82           (.03)          1.60
                                                             ------          ------          ------         ------         ------
Net increase (decrease) from investment operations ......      (.52)           1.43            1.92            .97           2.45
                                                             ------          ------          ------         ------         ------
Dividends and distributions:
  Dividends from net investment income ..................      (.85)           (.90)           (.90)          (.91)          (.85)
  Distributions from paid-in capital.....................       --               --              --            --            (.14)
                                                             ------          ------          ------         ------         ------
Total dividends and distributions........................      (.85)           (.90)           (.90)          (.91)          (.99)
                                                             ------          ------          ------         ------         ------
Net asset value, end of year*............................   $ 13.64         $ 15.01         $ 14.48        $ 13.46        $ 13.40
                                                             ======          ======          ======         ======         ======
Per share market value, end of year*.....................   $ 11.44        $  13.25         $ 12.13        $ 11.00        $ 11.13
                                                             ======          ======          ======         ======         ======
TOTAL INVESTMENT RETURN+ ................................     (7.68)%         17.15%          19.05%          6.67%         22.43%
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses# .....................................      1.03%           1.01%           1.02%          1.12%          1.00%
Net investment income ...................................      6.58%           8.13%           8.03%          7.59%          6.78%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .......................   $41,909        $ 43,482        $ 40,416        $38,786       $ 37,080
Portfolio turnover ......................................        25%             25%             36%            58%           116%
Net assets, end of year (in thousands) ..................   $40,345        $ 44,395         $42,810        $39,805       $ 39,634
Reverse repurchase agreements outstanding,
  end of year (in thousands) ............................   $16,304         $19,770         $20,363        $18,081       $ 18,489
Asset coverage++.........................................   $ 3,475         $ 3,246         $ 3,102        $ 3,209       $  3,144

    * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.
    # The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.49%,  3.51%, 3.65%, 3.81%, and 6.42%, for the years indicated above, respectively.
    + Total  investment  return is  calculated  assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends
      and   distributions,   if  any,   are  assumed  for  purposes  of  this
      calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
   ++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION
& ACCOUNTING
POLICIES

The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

     SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge more volatile positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right

(but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no

Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the Statement for the year ended October 31, 1999 was to increase undistributed net investment income and decrease paid-in capital in excess of par by $66,603. Net investment income, net realized losses and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO
SECURITES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1999 aggregated $14,891,486 and $15,275,931, respectively.

     The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 1999, the Trust held 14% of its portfolio assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at October 31, 1999 was $57,303,991, and accordingly, net unrealized depreciation for federal income tax purposes was $1,399,822 (gross unrealized appreciation--$1,042,134, gross unrealized depreciation--$2,441,956).

     For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately ~$930,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     The Trust entered into an interest rate cap. Under this agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap are as follows:

 NOTIONAL                                               VALUE AT
  AMOUNT    FIXED    FLOATING  TERMINATION  AMORTIZED  OCTOBER 31,  UNREALIZED
  (000)     RATE       RATE        DATE       COST        1999     DEPRECIATION
 --------   -----    --------   ----------   -------    --------   -----------
  $5,000     6.00% 3 month LIBOR   2/19/02   $74,244    $59,015     $(15,229)
                                                                    ========
NOTE 4. BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 1999 was approximately $18,654,126 at a weighted average interest rate of approximately 5.12%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $20,394,998 as of March 31, 1999 which was 30% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the year ended October 31, 1999.

NOTE 5 CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 2,957,093 shares outstanding at October 31, 1999, the Adviser owned 7,093 shares.

NOTE 6. DIVIDENDS
Subsequent to October 31, 1999, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.06875 per share payable November 30, 1999, to shareholders of record on November 15, 1999.

--------------------------------------------------------------------------------
          THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and Board of Directors  of
The  BlackRock Broad Investment
Grade 2009 Term Trust Inc.:

       We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") as of October 31, 1999 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. at October 31, 1999 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





/s/ DELOITTE & TOUCHE LLP
--------------------------
Deloitte & Touche LLP

New York, New York
December 13, 1999

--------------------------------------------------------------------------------
          THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1999.
     During the fiscal year ended October 31, 1999, the Trust paid dividends totalling $.85 per share all of which is taxable as ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1999 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
     For the purpose of preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2000.

--------------------------------------------------------------------------------
                          DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.
     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
          THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicates with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust that it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
          THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

     The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.
In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
          THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------



ADJUSTABLE RATE MORTGAGE- Mortgage instruments with interest rates that BACKED SECURITIES (ARMs): adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE       Mortgage-backed securities which separate mortgage
OBLIGATIONS (CMOs):           pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE           Mortgage-backed  securities  secured  or backed by
BACKED SECURITIES (CMBS):     mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the  interest  cash flows from an  underlying
                              pool of mortgage loans or underlying  pass-through
                              securities.   Also  known  as  a  STRIP.

INVERSE-FLOATING RATE         Mortgage  instruments  with coupons that adjust at
MORTGAGE:                     periodic  intervals  according to a formula  which
                              sets inversely with a market level interest rate index.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as STRIPS.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE            In a reverse repurchase agreement, the Trust sells
AGREEMENTS:                   securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED      Arrangements   in  which  a  pool  of   assets  is
SECURITIES:                   separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

[BLACKROCK LOGO]
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


          THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                      c/o Princeton Administrators, L.P.
                                P.O. Box 9095
                           Princeton, NJ 08543-9095
                                (800) 543-6217



The [BLACKROCK LOGO]
Broad Investment
Grade 2009
Term Trust Inc.
--------------------------------------------------------------------------------
Annual Report
October 31, 1999

[RECYCLE LOGO] Printed on recycled paper                             092472-10-6